Exhibit 10.2

Employee Change Form

Today’s Date: 8/7/2022
Effective Date of Change(s): 8/7/2022
Employee Name: David M. Aichele
Employee Department: Sales-Marketing
Employee Job Title: EVP Business Development

Action Requested
Type		From	To	Comments
☐	Business Title Change
*Updated on SharePoint Training Site ☐
☐	Department Change
*Updated on SharePoint Training Site ☐
☐	Supervisor Change
*Updated on SharePoint Training Site ☐
☐	Pay Change	☐ Hourly	☐ Hourly
		☐ Annual:	☐ Annual:
☐	Pay Grade Change (1-14)
☐	Shift Change
☐	Status Change (Regular/Temp)
☐	Status Change (PT/FT)
☐	Number of standard weekly work hours
Notify Todd B. & Holly J for the changes below:
☒	Bonus % Change	50%	60%
☐	Equity Grant (RSUs) *notify Todd B. & Holly J.	Amount:
Vesting Schedule:
Grant Date:
☐	Equity Grant (Options) *notify Todd B. & Holly J.	Amount:
Vesting Schedule:
Grant Date:

Approvals
Direct Manager	Functional Vice President of Department	Human Resources Manager
Signature: /s/ Jeffrey B. Shealy	Signature: /s/ Jeffrey B. Shealy	Signature: /s/ Holly Johnson
Name: Jeffrey B. Shealy	Name: Jeffrey B. Shealy	Name: Holly Johnson
Date: 8/7/2022	Date: 8/7/2022	Date: 8/7/2022